ANALYSTS INVESTMENT TRUST

Supplement Dated September 30, 2005

to Prospectus Dated December 1, 2004

The Board of Trustees of Analysts Investment Trust has decided to redeem all outstanding shares of the Analysts Stock Fund, the Analysts Aggressive Stock Fund and the Analysts Fixed Income Fund and terminate the Trust.  The Board has concluded that due to the small size of the Funds, it is in the best interests of each Fund, and the shareholders of each Fund, that the Funds cease operations.  The Funds will close on November 30, 2005.

Effective immediately, the Funds are no longer pursuing their stated investment objectives.  Each Fund has begun liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  As a result of the liquidation of each Fund's portfolio, the Funds will no longer be able to pursue their respective investment objective.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Funds are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO NOVEMBER 30, 2005 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

Prior to November 30, 2005, you may redeem your account, including reinvested distributions, in accordance with "How to Sell Shares" section in the existing Prospectus. If you have questions or need assistance, please contact Equity Analysts, Inc. at 513-792-5414 (Locally), or 1-888-845-2611 (Toll Free).

This Supplement and the existing Prospectus dated December 1, 2004, provide the relevant information for all shareholders and should be retained for future reference. Both the existing Prospectus and the existing Statement of Additional Information have been filed with the Securities and Exchange Commission dated December 1, 2004, both of which are incorporated herein by reference and can be obtained without charge by calling the Funds at 1-888-217-5426.